UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

on behalf of the Irwin Whole Loan Home Equity Trust 2005-C

(Exact name of registrant as specified in charter)

Delaware	333-120962-02	13-3460894
(State or other jurisdiction	(Commission File Number)	(IRS. Employer
of incorporation)		Identification No.)

Eleven Madison Avenue

New York, New York 10010

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (212) 325-2000

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

ITEM 8.01.   Other Events.

On August 5, 2005, Credit Suisse First Boston Mortgage Acceptance Corp. caused the issuance and sale of the Irwin Whole Loan Home Equity Trust 2005-C, Home Equity Loan-Backed Notes, Series 2005-C (the “Notes”), pursuant to an Indenture, dated as of August 5, 2005, between Irwin Whole Loan Home Equity Trust 2005-C, as issuer, and U.S. Bank National Association, as indenture trustee.

Section 9 - Financial Statements and Exhibits

ITEM 9.01  (c)  Exhibits.

(c)	Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

4.1

Servicing Agreement, dated as of August 5, 2005, among Irwin Union Bank and Trust Company, as servicer, U.S. Bank National Association, as indenture trustee, and Irwin Whole Loan Home Equity Trust 2005-C, as issuer.

4.2	Trust Agreement, dated as of August 5, 2005, between Credit Suisse First Boston Mortgage Acceptance Corp., as depositor, and Wilmington Trust Company, as owner trustee.

4.3	Indenture, dated as of August 5, 2005, between Irwin Whole Loan Home Equity Trust 2005-C, as issuer, and U.S. Bank National Association, as indenture trustee (including Appendix A thereto).

10.1

Loan Purchase Agreement, dated as of August 5, 2005, among DLJ Mortgage Capital, Inc., as seller, Credit Suisse First Boston Mortgage Acceptance Corp., as purchaser, Irwin Whole Loan Home Equity Trust 2005-C, as issuer, and U.S. Bank National Association, as indenture trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE
ACCEPTANCE CORP.

By: /s/ Peter J. Sack
Name: Peter J. Sack
Title: Vice President

Dated: August 30, 2005

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Exhibit Index

Exhibit Number	Description
4.1

Servicing Agreement, dated as of August 5, 2005, among Irwin Union Bank and Trust Company, as servicer, U.S. Bank National Association, as indenture trustee, and Irwin Whole Loan Home Equity Trust 2005-C, as issuer.

4.2	Trust Agreement, dated as of August 5, 2005, between Credit Suisse First Boston Mortgage Acceptance Corp., as depositor, and Wilmington Trust Company, as owner trustee.

4.3	Indenture, dated as of August 5, 2005, between Irwin Whole Loan Home Equity Trust 2005-C, as issuer, and U.S. Bank National Association, as indenture trustee (including Appendix A thereto).

10.1

Loan Purchase Agreement, dated as of August 5, 2005, among DLJ Mortgage Capital, Inc., as seller, Credit Suisse First Boston Mortgage Acceptance Corp., as purchaser, Irwin Whole Loan Home Equity Trust 2005-C, as issuer, and U.S. Bank National Association, as indenture trustee.

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